Exhibit 10.2

SIXTH AMENDMENT TO LEASE

(Creekside)

THIS SIXTH AMENDMENT TO LEASE (“Sixth Amendment”) is made and entered into as of the 30th day of January, 2007, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership (“Landlord”) and WEBSENSE, INC., a Delaware corporation (“Tenant”).

R E C I T A L S:

A.            Legacy-RECP Sorrento OPCO, LLC, a Delaware limited liability company (“Original Landlord”) and Tenant entered into that certain Office Lease dated as of April 19, 2002 (the “Original Lease”), as amended by (i) that certain First Amendment to Lease dated as of October 1, 2002 by and between Original Landlord and Tenant (the “First Amendment”), (ii) that certain Second Amendment to Lease dated as of April 30, 2003 by and between Tenant and Sorrento Valley Road, LLC, a Delaware limited liability company (“SVR”) (as successor-in- interest under the Lease to Original Landlord) (the “Second Amendment”), (iii) that certain Third Amendment to Lease dated as of July 30, 2004 by and between Tenant and SVR (the “Third Amendment”), (iv) that certain Fourth Amendment to Lease dated as of March 24, 2005 by and between Tenant and SVR (the “Fourth Amendment”), and (v) that certain Fifth Amendment to Lease dated as of December 21, 2006 by and between Landlord (as successor to SVR) and Tenant (the “Fifth Amendment”), whereby Tenant leases certain space located in those certain buildings located and addressed at 10220, 10240 and 10260 Sorrento Valley Road, San Diego, California (collectively, the “Project”).The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment may be referred to herein as the “Lease.”

B.             By this Sixth Amendment, Landlord and Tenant desire to further extend the date by which Tenant must exercise its early cancellation right (if at all).

C.             Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

A G R E E M E N T:

1.                                           Tenant’s Early Cancellation Right.  The second (2nd) sentence of Section 14 of the Third Amendment, as previously amended by Section 1 of the Fifth Amendment, is hereby further revised to read as follows: “To exercise such termination right, Tenant must deliver to Landlord, on or before February 16, 2007, written notice of Tenant’s exercise of such termination right (the “Termination Notice”).” Except as specified in this Section 1 above, all other terms and conditions of Section 14 of the Third Amendment shall remain in full force and effect.

2.                     No Further Modification.  Except as set forth in this Sixth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this Sixth Amendment has been executed as of the day and year first above written.

“Landlord”:

ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership

By:	ARDEN REALTY, INC., a Maryland corporation
Its: Sole General Partner

By:

Its:

“Tenant”:

WEBSENSE, INC., a Delaware corporation

By:	/s/
Name:
Its:

By:
Name:
Its:

2